SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2001

Metricom, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19903 (Commission File Number)	77-0294597 (IRS Employer Identification No.)

333 West Julian Street
San Jose, California 95110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 282-3000

Item 3. Bankruptcy or Receivership.
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
EXHIBIT INDEX
Press Release Dated 07/02/2001
Press Release Dated 06/26/2001

Item 3. Bankruptcy or Receivership.

      On July 2, 2001, Metricom, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Code with the United States Bankruptcy Court for the Northern District of California in San Jose, California (case no. 01-53291-ASW).

      Metricom continues to manage and operate its business as a debtor-in-possession while being subject to the supervision and orders of the Bankruptcy Court. On July 2, 2001, Metricom, Inc. issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5. Other Events.

      On June 26, 2001, Metricom, Inc. announced staff reductions of approximately 23 percent. The press release announcing the staff reductions is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Metricom, Inc, dated July 2, 2001.

99.2	Press Release of Metricom, Inc., dated June 26, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRICOM, INC.

Date: July 2, 2001	By:	/s/ Dale W. Marquart

Dale W. Marquart Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Metricom, Inc, dated July 2, 2001.

99.2	Press Release of Metricom, Inc., dated June 26, 2001.